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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                August 17, 2000
                               -----------------



                            EARTHWATCH INCORPORATED
                          --------------------------
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                                  -----------
                (State or other jurisdiction of Incorporation)


           333-39202                                 31-1420852
           ---------                                 ---------
           (Commission                             (IRS Employer
           File Number)                            Identification No.)


  1900 Pike Road, Longmont, Colorado                   80501
  -----------------------------------                  -----
(Address of principal executive offices)             (Zip code)


                                 (303) 682-3800
                                 --------------
             (Registrant's telephone number, including area code)

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                            EARTHWATCH INCORPORATED
                                   FORM 8-K


Item 5.  Other Events.

         EarthWatch Incorporated has restated its consolidated financial statements for the fiscal year ended December 31, 1999 and the quarterly period ended March 31, 2000 due to a misstatement of the payment of its preferred stock dividends during those periods. As reflected in the restated financial statements, the company's total mandatorily redeemable preferred stock was increased from approximately $123.4 million to approximately $130.0 million for the fiscal year ended December 31, 1999 and from approximately $123.4 million to approximately $132.8 million for the quarterly period ended March 31, 2000. In addition, total stockholders' deficit was increased from approximately $33.5 million to approximately $40.1 million for the fiscal year ended December 31, 1999 and from approximately $38.9 million to approximately $48.2 million for the quarterly period ended March 31, 2000. Net loss attributable to common stockholders was increased from approximately $20.4 million to approximately $27.0 million for the fiscal year ended December 31, 1999 and from approximately $5.4 million to approximately $8.2 million for the quarterly period ended March 31, 2000.

         A revised report from our Independent Accountants and the company's restated financial statements for the fiscal year ended December 31, 1999 and the unaudited quarterly period ended March 31, 2000 are attached to this report as Exhibit 99.4.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

         Exhibit No.      Description
         -----------      -----------

         99.4             Restated Financial Statements


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EARTHWATCH INCORPORATED



Dated:  August 17, 2000          By: /s/ Henry E. Dubois
                                    -------------------------
                                    Henry E. Dubois
                                    Chief Operating Officer,
                                    Chief Financial Officer,
                                    Executive Vice President
                                    (Principal Financial and Accounting Officer)


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                                 EXHIBIT INDEX
                                 -------------

     Exhibit No.        Description
     -----------        -----------

         99.4           Restated Financial Statements